                                                                    Exhibit 24.1

                              POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Daniel L. Perl and L. Bruce Mills, Jr. as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                        DATE
     ----                                        ----



/s/  Daniel L. Perl                              January 24, 1997
-----------------------------                    ----------------------
Daniel L. Perl
Director, President and
Chief Executive Officer
(principal executive officer)
Life Financial Corp.

Director, President and
Chief Executive Officer
(principal executive officer)
Life Savings Bank, Federal Savings Bank


/s/  L. Bruce Mills, Jr.                         January 24, 1997
-----------------------------                    ---------------------
L. Bruce Mills, Jr.
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary
(principal accounting and financial officer)
Life Financial Corp.

Executive Vice President, Treasurer and Secretary
(principal accounting and financial officer)
Life Savings Bank, Federal Savings Bank
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/s/  Ronald G. Skipper                           January 24, 1997
-----------------------------                    ----------------------
Ronald G. Skipper
Chairman of the Board
Life Financial Corp.

Director
Life Savings Bank, Federal Savings Bank


/s/  Richard C. Caldwell                         January 24, 1997
-----------------------------                    ----------------------
Richard C. Caldwell
Director
Life Financial Corp.

Chairman of the Board
Life Savings Bank, Federal Savings Bank


/s/  John D. Goddard                             January 24, 1997
-----------------------------                    -----------------------
John D. Goddard
Director
Life Financial Corp.

Director
Life Savings Bank, Federal Savings Bank


/s/  Milton E. Johnson                           January 24, 1997
-----------------------------                    -----------------------
Milton E. Johnson
Director
Life Financial Corp.

Director
Life Savings Bank, Federal Savings Bank